UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21465
ING Clarion Global Real Estate Income Fund
(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087
(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087
                   (Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report(s) to Stockholders.
The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ING Clarion Global Real Estate
Income Fund
IGR

GLOBAL
CLOSED-END FUNDS

ANNUAL REPORT
DECEMBER 2010

REAL ESTATE INVESTMENT MANAGEMENT

www.ingclarionres.com

ING Clarion Global Real Estate Income Fund (‘‘the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘‘SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

ANNUAL REPORT 2010 1

Table of Contents

ING CLARION GLOBAL REAL ESTATE INCOME FUND ANNUAL REPORT 2010

Letter to Shareholders	2
Portfolio of Investments	5
Financial Statements	7
Independent Registered Public Accounting Firm Report	17
Supplemental Information	18

2 ING Clarion Global Real Estate Income Fund

Letter to Shareholders

Dear Shareholder:

We are pleased to present the 2010 annual report for the ING Clarion Global Real Estate Income Fund (the “Fund”).

Performance Review
Global real estate stocks advanced 21.5% (1) in 2010 and U.S. REIT preferred stocks rose 20.3% (2). The NAV return of the Fund was up 22.4% for the year and the market return (change in share price plus dividends) was up 31.1% as the discount to NAV narrowed from −15% at the end of 2009 to −10% by year-end. At the end of the year, the Fund had modest leverage of approximately 7% consisting of borrowings on a line of credit which has a low interest rate. We continue to believe a conservative stance with respect to leverage to be prudent.

The NAV return of the Fund was better than a blended “benchmark” of 80% S&P Developed Property Index and 20% MSCI REIT Preferred Index, although the Fund has no formal benchmark. The strong relative NAV performance was due to a combination of good stock selection plus favorable regional allocation which included an exposure to property companies in North America, which significantly out-performed the other regions during the year. Stock selection was particularly good in the Asia-Pacific region where a focus on companies with above average dividend yields contributed to relative out-performance, as these companies generally out-performed lower yielding, development-oriented property companies. European property stocks were the worst regional performers this year. The Fund has invested only 12% of the portfolio in European property stocks, almost all of which is invested in companies based in France, the Netherlands and the UK.

The Fund paid total dividends of $0.54 per share for 2010 consisting of 12 regular monthly dividends of $0.045 per share. The annualized dividend of $0.54 per share represents a 7.0% yield on share price and a 6.3% yield on NAV as of December 31, 2010. The Fund’s dividends are established by the Board at regular intervals with consideration of the portfolio’s level of investment income, potential capital appreciation and market conditions. The Board strives to establish a dividend that by the end of the year meets the requirement (3) of paying out all income and realized gains with a minimum of special distributions.

(1)	As measured by the S&P Developed Property Index (the “Index”). The Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	As measured by the MSCI REIT Preferred Index (the “Index”). The Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

(3)	Defined as the requirements of the Internal Revenue Code (“IRC”) for qualification and taxation as a registered investment company under Subchapter M of the IRC.

T. Ritson Ferguson

Steven D. Burton

ANNUAL REPORT 2010 3

The Fund’s allocation by property type and geography was fairly stable during the year and, as shown in the pie charts below, remains well diversified. At December 31st, the Fund’s portfolio was 65% in the Americas including investments in preferred stock of US real estate companies, 12% in Europe, and 23% in Asia-Pacific. Retail is the largest property type represented in the portfolio at 39%. Retail properties have historically shown more stable cash flows through the economic cycle as compared to other commercial property types. Selectively, the Fund has been building positions in companies whose portfolios should benefit from improving economic growth and associated increasing real estate demand. For example, 6% of the portfolio is invested in securities issued by hotel companies, 8% in apartment companies, and 10% in office companies.

Investments in the Asia-Pacific region were increased during the year from approximately 16% of the Fund to 23% by adding to Australia, Singapore, and Japan. This was funded primarily by reducing positions in Continental Europe, which continues to be beset by prospects for sub-par growth looking forward. We continue to see value in Australia, particularly for a yield-oriented investment strategy as Australian REITs trade at over a 10% discount to our estimate of underlying real estate value, carry dividend yields in the 6% range on a weighted average basis and are projected to grow cash flow per share in 2011. Japanese property companies out-performed for the year, particularly late in the year following the announcement by the Bank of Japan that it would begin a program to buy the shares of Japanese REITs. The shift in allocation from Europe to the Asia-Pacific region was, in our view, a move from a slower growing region to one with better growth prospects.

Geographic Diversification (4) as of 12/31/2010 (unaudited)	Property Type Diversification (4) as of 12/31/2010 (unaudited)

Market Commentary
Property companies generated positive returns for the second year in a row as they continued to emerge from the aftermath of the credit crisis. Positive performance was concentrated in the second half of the year as markets rallied on a combination of temporary relief from the sovereign debt crisis in Europe, news that the U.S. Federal Reserve Bank would introduce additional quantitative easing and indications that the economic outlook is improving. Returns were underpinned by earnings reports which on balance were in-line to ahead of expectations and reflect steadily improving real estate fundamentals.

The year in hindsight carried many risks, many of which will carry into 2011. The year was characterized by an above-average involvement of the government hand in economic policy. Central bank policy remained generally accommodative globally, even in a handful of gradually tightening Asian and emerging market countries. Governments enacted sizeable and unprecedented spending programs, including quantitative easing in the U.S. and to a lesser extent Japan. In Europe, the European Union announced mechanisms to deal with sovereign debt issues which were surfacing in Southern Europe plus Ireland, most recently during the fourth quarter. Short-term interest rates have had the most upward pressure in the Asia-Pacific region (ex-Japan), emerging markets and commodity-driven markets, such as Canada and Australia. A higher-than-expected November inflation number of 5% out of China versus the targeted 3% caused the Chinese Central Government to raise interest rates for the second time in two months. Brazil’s Central Bank has provided a signal that it intends to raise policy rates following inflation numbers above its 4.50% target. Central banks in Canada and Australia both have raised rates multiple times this year, although they have recently put rates on hold following economic indicators which were softer than expected. The disparity of Western Central Banks which are largely on hold, with policy rates close to zero in the U.S. and Japan, highlights the growth divide between developing economies and developed economies.

(4)	Percentages presented are based on managed fund assets, which includes borrowings, and are subject to change. The percentages in the pie charts will differ from those on the portfolio of investments because the figures on the portfolio of investments are calculated using net assets.

4 ING Clarion Global Real Estate Income Fund

Property values have rebounded materially from the trough of the credit crisis nearly two years ago. On a global basis, real estate asset values fell by approximately 40% from the peak in 2007 to the trough in early 2009 but since then have recovered over half of this lost value, resulting in a “peak-to-now” decrease in value of approximately 15% to 20%. We expect that further asset appreciation will depend on improving cash flows rather than further yield compression which has largely run its course. Implied capitalization rates on a global weighted average basis are now at 6.1% versus 7.0% at the trough and versus 5.0% at the peak.

Fundamental to the recovery of property companies is continued access to capital, both equity and debt. We estimate that property companies globally have raised in excess of $88 billion of equity over the past two years and in excess of $30 billion in unsecured debt. Debt has been raised competitively at spreads which are equal to or less than pre-credit crisis levels. A seminal event demonstrating just how far the capital markets for real estate companies have recovered was the re-emergence of mall giant General Growth Properties from bankruptcy in November 2010. When it filed for bankruptcy in April 2009, General Growth Properties was the biggest real estate bankruptcy in history. Its re-emergence in such a relatively short period of time, which was done with an approximate $2 billion secondary equity offering, provides an example of the new appetite investors have for a quality portfolio of commercial real estate.

2011 Outlook
We expect total returns for real estate stocks to again be positive in 2011, though more modest than what we experienced in 2010. Dividends will continue to be a core component of the total return prospects. Global property stocks offer a current weighted average yield of approximately 3.7%, though the gross yield on the Fund’s current portfolio is substantially higher. We expect the primary driver of real estate company total return in 2011 to be growth in cash flow per share. Improving economic growth ultimately translates to growth in cash flows generated by real estate companies, which we expect looking forward. We expect property companies to generate earnings growth in 2011 in the 7% range as economic recovery begins to positively affect cash flows. While different property types and geographies are at varying points in the real estate cycle, the general direction is a positive one.

Real estate company dividends are well-covered and projected to grow conservatively by 4% in 2011 on a global weighted average basis. Payout ratios are generally conservative following a recalibration of dividend payout policies by many property companies coming out of the credit crisis. The trend for increasing dividends will be particularly strong in the U.S. where we estimate REITs to increase dividends in 2011 by 10%.

The coming year should see the re-emergence of quality real estate portfolios to the listed market, some of which were taken private during the privatization boom of 2004 to 2007. We expect that large-cap quality IPOs in the U.S. will be coming in 2011, after a poorly performing, small-cap focused IPO calendar in 2010. With listed property companies in the U.S. now trading at a modest premium to NAV, and with important debt maturity dates occurring over the next several years, we expect increased syndicate opportunity. Real estate portfolios with the potential of becoming IPOs in the next year or so easily exceed $10 billion and include portfolios in the apartment, lodging and office sectors.

In short, we expect 2011 to be the first normalized real estate investment and operating environment that we have seen in the past few years, where companies can create value via a combination of managing existing portfolios while deploying and sourcing capital in a way that enhances shareholder value. The economic backdrop should prove to be conducive to improving real estate fundamentals which will be the key driver of listed property company returns as we look forward.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson Chief Investment Officer	Steven D. Burton Managing Director

The views expressed represent the opinion of ING Clarion Real Estate Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

ANNUAL REPORT 2010 5

Portfolio of Investments

December 31, 2010

		Market
Shares		Value ($)

	Real Estate Securities* – (107.4%)
	Common Stock – 84.7%
	Australia – 12.7%
5,453,037	CFS Retail Property Trust	$9,837,760
2,776,835	Charter Hall Retail Real Estate Investment Trust	8,368,402
38,529,000	Dexus Property Group	31,397,856
7,053,616	Goodman Group	4,699,702
3,536,700	GPT Group	10,658,367
4,102,827	Westfield Group	40,289,682
8,119,662	Westfield Retail Trust (a)	21,390,266

		126,642,035

	Canada – 10.5%
200,100	Calloway Real Estate Investment Trust	4,706,222
500,000	Crombie Real Estate Investment Trust (b)	6,415,740
884,800	H&R Real Estate Investment Trust	17,301,529
2,082,900	InnVest Real Estate Investment Trust	14,149,424
440,000	InnVest Real Estate Investment Trust (b)	2,988,980
700,000	Primaris Retail Real Estate Investment Trust (b)	13,765,410
2,078,800	RioCan Real Estate Investment Trust	46,025,864

		105,353,169

	France – 4.8%
65,700	Altarea	11,017,486
351,122	Societe de la Tour Eiffel	27,306,652
49,220	Unibail-Rodamco SE (a)	9,772,607

		48,096,745

	Hong Kong – 2.8%
8,913,000	Link REIT (The)	27,689,560

	Japan – 2.6%
620	Frontier Real Estate Investment Corp.	5,924,419
10,652	Japan Retail Fund Investment Corp.	20,449,003

		26,373,422

	Netherlands – 4.3%
116,780	Corio NV	7,522,333
357,401	Eurocommercial Properties NV	16,515,399
277,161	VastNed Retail NV	19,327,492

		43,365,224

	New Zealand – 0.7%
9,050,000	Goodman Property Trust	6,716,367

	Singapore – 5.3%
6,735,000	Ascendas Real Estate Investment Trust	10,882,830
16,748,000	CapitaMall Trust	25,493,619
6,761,600	Global Logistic Properties Ltd. (a)	11,400,848
4,757,000	Suntec Real Estate Investment Trust	5,570,040

		53,347,337

	United Kingdom – 3.9%
1,939,300	Land Securities Group Plc	20,464,438
4,045,110	Segro Plc	18,138,370

		38,602,808

	United States – 37.1%
997,100	Annaly Capital Management, Inc.	17,868,032
795,353	Brandywine Realty Trust	9,265,863
826,200	Camden Property Trust	44,598,276
668,632	CBL & Associates Properties, Inc.	11,701,060
4,855,300	Chimera Investment Corp.	19,955,283
1,472,700	Extra Space Storage, Inc.	25,624,980
320,900	General Growth Properties, Inc.	4,967,532
1,533,200	Liberty Property Trust	48,939,744
1,183,685	Macerich Co. (The)	56,071,158
100,000	Nationwide Health Properties, Inc.	3,638,000
1,847,070	OMEGA Healthcare Investors, Inc.	41,448,251
1,601,100	ProLogis	23,119,884
100,000	Regency Centers Corp.	4,224,000
194,219	Simon Property Group, Inc.	19,322,848
1,211,534	UDR, Inc.	28,495,280
712,120	Verde Realty (a)(c)	11,749,980

		370,990,171

	Total Common Stock
	(cost $759,463,332)	847,176,838

See notes to financial statements.

6 ING Clarion Global Real Estate Income Fund

Portfolio of Investments concluded

		Market
Shares		Value ($)

	Preferred Stock – 22.7%
	United States – 22.7%
450,000	Alexandria Real Estate Equities, Inc., Series C	$11,517,210
80,500	Apartment Investment & Management Co., Series U	2,020,550
480,000	Apartment Investment & Management Co., Series V	12,135,024
150,000	Apartment Investment & Management Co., Series Y	3,789,000
480,000	BioMed Realty Trust, Inc., Series A	12,004,800
51,000	CBL & Associates Properties, Inc., Series C	1,242,360
100,000	CBL & Associates Properties, Inc., Series D	2,362,000
272,700	Cedar Shopping Centers, Inc., Series A	6,852,951
171,300	Corporate Office Properties Trust SBI MD, Series J	4,352,733
200,800	Duke Realty Corp., Series M	4,795,104
121,700	Eagle Hospitality Properties Trust, Inc., Series A (a)	125,655
400,000	Entertainment Properties Trust, Series D	9,568,000
20,000	Glimcher Realty Trust, Series F	504,000
645,700	Glimcher Realty Trust, Series G	15,793,822
520,000	Health Care REIT, Inc., Series F	13,135,200
150,000	iStar Financial, Inc., Series F	2,655,000
765,000	iStar Financial, Inc., Series I	13,387,500
170,000	LaSalle Hotel Properties, Series B	4,287,196
200,000	LaSalle Hotel Properties, Series D	4,814,000
600,000	LaSalle Hotel Properties, Series E	14,940,000
520,000	LaSalle Hotel Properties, Series G	12,355,200
180,000	LTC Properties, Inc., Series F	4,680,000
169,900	National Retail Properties, Inc., Series C	4,233,908
120,000	OMEGA Healthcare Investors, Inc., Series D	3,124,800
320,000	PS Business Parks, Inc., Series O	8,070,400
129,000	Public Storage, Series I	3,264,990
400,000	Public Storage, Series K	10,172,000
260,000	Public Storage, Series M	6,489,600
442,500	SL Green Realty Corp., Series C	11,062,500
200,000	SL Green Realty Corp., Series D	5,060,000
120,000	Strategic Hotels & Resorts, Inc., Series B (a)	2,760,000
90,900	Strategic Hotels & Resorts, Inc., Series C (a)	2,127,060
142,600	Taubman Centers, Inc., Series G	3,676,414
373,500	Taubman Centers, Inc., Series H	9,412,200

	Total Preferred Stock
	(cost $230,366,958)	226,771,177

	Total Investments – 107.4% (cost $989,830,290)	1,073,948,015

	Liabilities in Excess of Other Assets – (7.4)%	(73,710,362)

	Net Assets – 100.0%	$1,000,237,653

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the securities amounted to $23,170,130 or 2.3% of net assets.

(c)	Fair valued pursuant to guidelines approved by the board.

*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

See notes to financial statements.

ANNUAL REPORT 2010 7

Statement of Assets and Liabilities

Year Ended
December 31, 2010

Assets
Investments, at value (cost $989,830,290)	$1,073,948,015
Cash and cash equivalents (including foreign currency of $54,883 with a cost of $54,881)	62,445
Dividends and interest receivable	8,686,123
Receivable for investment securities sold	4,788,123
Dividend withholding reclaims receivable	358,156
Other assets	135,762

Total Assets	1,087,978,624

Liabilities
Line of credit payable	68,698,500
Payable for investment securities purchased	17,890,287
Management fee payable	614,335
Accrued expenses	537,849

Total Liabilities	87,740,971

Net Assets	$1,000,237,653

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,389,465,107
Distributions in excess of net investment income	(48,119,630)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(425,314,304)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	84,089,890

Net Assets	$1,000,237,653

Net Asset Value (based on 116,590,494 shares outstanding)	$8.58

See notes to financial statements.

8 ING Clarion Global Real Estate Income Fund

Statement of Operations

For the
Year Ended
December 31, 2010

Investment Income
Dividends (net of foreign withholding taxes of $2,584,193)	$50,484,507
Dividends from affiliate	28,624
Interest	12,456

Total Investment Income	50,525,587

Expenses
Management fees	8,068,495
Printing and mailing fees	549,118
Interest expense on line of credit	359,272
Administration fees	204,744
Insurance fees	182,340
Trustees’ fees and expenses	155,842
Transfer agent fees	154,755
NYSE listing fee	147,147
Custodian fees	143,925
Audit fees	82,002
Miscellaneous expenses	20,634

Total Expenses	10,068,274

Management fee waived	(1,495,601)

Net Expenses	8,572,673

Net Investment Income	41,952,914

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(26,938,697)
Foreign currency transactions	(216,509)

Total Net Realized Loss	(27,155,206)

Net change in unrealized appreciation (depreciation) on:
Investments	172,966,279
Foreign currency denominated assets and liabilities	(14,980)

Total Net Change in Unrealized Appreciation (Depreciation)	172,951,299

Net Gain on Investments and Foreign Currency Transactions	145,796,093

Net Increase in Net Assets	$187,749,007

See notes to financial statements.

ANNUAL REPORT 2010 9

Statements of Changes in
Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

Change in Net Assets Resulting from Operations
Net investment income	$41,952,914	$42,542,908
Net realized loss on investments, swap contracts and foreign currency transactions	(27,155,206)	(207,601,322)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	172,951,299	407,509,547
Dividends and distributions on Preferred Shares from net investment income	—	(262,102)

Net increase in net assets resulting from operations	187,749,007	242,189,031

Dividends and Distributions on Common Shares
Distributions of net investment income	(62,958,867)	(57,941,335)

Total dividends and distributions on Common Shares	(62,958,867)	(57,941,335)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	104,674,988

Net increase from capital share transactions	—	104,674,988

Net Increase in Net Assets	124,790,140	288,922,684

Net Assets
Beginning of year	875,447,513	586,524,829

End of year (net of distributions in excess of net investment income of $48,119,630 and $25,025,098, respectively)	$1,000,237,653	$875,447,513

See notes to financial statements.

10 ING Clarion Global Real Estate Income Fund

Statement of Cash Flows

For the
Year Ended
December 31, 2010

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$187,749,007

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Net change in unrealized appreciation/depreciation on investments	(172,966,279)
Net realized loss on investments	26,938,697
Cost of securities purchased	(154,177,903)
Proceeds from sale of securities	122,395,172
Decrease in receivable for investment securities sold	15,343,529
Increase in dividends and interest receivable	(1,194,849)
Decrease in dividend withholding reclaims receivable	1,579
Increase in other assets	(7,518)
Decrease in unrealized appreciation on spot contracts	14,035
Increase in payable for investment securities purchased	17,890,287
Increase in management fee payable	122,505
Decrease in accrued expenses and other liabilities	(370,863)

Net Cash Provided by Operating Activities	41,737,399

Cash Flows From Financing Activities:
Cash distributions paid on common shares	(62,958,867)
Increase in line of credit payable	21,241,400

Net Cash Used in Financing Activities	(41,717,467)

Net increase in cash	19,932

Cash and Cash Equivalents at Beginning of Year	42,513

Cash and Cash Equivalents at End of Year	$62,445

Supplemental disclosure

Interest paid on line of credit	$342,132

See notes to financial statements.

ANNUAL REPORT 2010 11

Financial Highlights

	For the	For the	For the	For the	For the
Per share operating performance for a share	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
outstanding throughout the year	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net asset value, beginning of year	$7.51	$5.63	$16.16	$22.78	$17.23

Income from investment operations
Net investment income (1)	0.36	0.39	1.11	1.17	0.98
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	1.25	2.03	(10.15)	(4.07)	8.19
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	—	—	(0.25)	(0.48)	(0.35)

Total from investment operations	1.61	2.42	(9.29)	(3.38)	8.82

Dividends and distributions on Common Shares
Net investment income	(0.54)	(0.54)	—	(1.97)	(2.36)
Capital gains	—	—	(0.68)	(1.25)	(0.91)
Return of capital	—	—	(0.56)	—	—

Total dividends and distributions to Common Shareholders	(0.54)	(0.54)	(1.24)	(3.22)	(3.27)

Offering expenses in connection with the issuance of Preferred Shares	—	—	—	(0.02)	—

Net asset value, end of year	$8.58	$7.51	$5.63	$16.16	$22.78

Market value, end of year	$7.75	$6.37	$3.98	$13.83	$24.68

Total investment return (2)
Net asset value	22.41%	46.79%	(61.14)%	(15.82)%	53.42%
Market value	31.06%	79.09%	(67.38)%	(32.34)%	75.97%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of year (thousands)	$1,000,238	$875,448	$586,525	$1,659,240	$2,336,055
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver +	0.94%	1.14%	1.28%	1.38%	1.53%
Net expenses, before fee waiver +	1.11%	1.38%	1.67%	1.74%	1.89%
Net expenses, after the fee waiver excluding interest on line of credit +	0.90%	1.12%	1.28%	1.08%	1.06%
Net expenses, before fee waiver excluding interest on line of credit +	1.07%	1.35%	1.67%	1.44%	1.42%
Net investment income, after preferred share dividends	4.60%	6.75%	7.10%	3.17%	3.11%
Preferred share dividends	N/A	0.04%	2.08%	2.20%	1.73%
Net investment income, before preferred share dividends+	4.60%	6.79%	9.18%	5.37%	4.84%
Portfolio turnover rate	12.91%	28.04%	7.32%	6.10%	13.23%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	N/A	N/A	$370,000	$910,000	$710,000
Net asset coverage per share of preferred shares	N/A	N/A	$64,630	$70,584	$107,255

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

12 ING Clarion Global Real Estate Income Fund

Notes to Financial Statements

1.	Fund Organization
ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used

ANNUAL REPORT 2010 13

Notes to Financial Statements continued

as of December 31, 2010 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3

Investments in Real Estate Securities
Common Stocks*	$835,426,858	$—	$11,749,980
Preferred Stocks*	185,617,478	41,153,699	—

Total	$1,021,044,336	$41,153,699	$11,749,980

*	Please refer to Portfolio of Investments for the regional classifications of these holdings.

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

It is the Trust’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The fair value of Level 2 investments at December 31, 2009 was $215,526,310 and of this amount $155,497,659 of preferred stock investments was transferred out of Level 2 and into Level 1 at December 31, 2010 as a result of obtaining quoted exchange closing prices from the Trust’s third party pricing vendor.

The Trust has one investment in a private equity security which is classified as Level 3 because no market quotations are readily available. In determining the fair value of this investment, the following factors may be evaluated: balance sheet, income statement, the portfolio of real estate investments held, economic factors and conditions in which the company operates, and comparable public company valuations and trading prices.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Balance as of December 31, 2009	$11,749,980
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2010	$11,749,980

For the year ended December 31, 2010, there have been no significant changes to the Trust’s fair valuation methodology.

At December 31, 2009, the Fund held one investment in an affiliate, ING UK Real Estate Trust Ltd., in the amount of $1,706,099. During the year, the Fund had no gross additions and fully disposed of the investment. Additionally, the Fund received Dividend Income in the amount of $28,624, which has been disclosed in the Statement of Operations.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

14 ING Clarion Global Real Estate Income Fund

Notes to Financial Statements continued

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2010, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of December 31, 2010, the Trust did not have any swap agreements outstanding.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

ANNUAL REPORT 2010 15

Notes to Financial Statements continued

3.	Concentration of Risk
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4.	Investment Management Agreement and Other Agreements
Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2010, the Trust incurred management fees of $6,572,894 which are net of $1,495,601 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5.	Portfolio Securities
For the year ended December 31, 2010, there were purchases and sales transactions (excluding short-term securities) of $154,177,903 and $122,395,172, respectively.

6.	Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Trust did not incur any income tax, interest, or penalties. As of December 31, 2010, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2008, through December 31, 2010, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2010, the adjustments were to decrease additional paid-in capital by $2,705,982 increase accumulated net realized loss on investments by $4,794,561 and decrease undistributed net investment income by $2,088,579 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2010, the Fund had capital loss carryforwards which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the

16 ING Clarion Global Real Estate Income Fund

Notes to Financial Statements concluded

Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire $28,739,702, $370,635,903 and $25,996,002 in 2016, 2017 and 2018, respectively.

Capital losses incurred after October 31 (“post-October” capital losses) within the taxable year are deemed to arise on the first business day of the Trust’s next taxable year. The Trust did not incur any post-October capital losses during 2010.

For the years ended December 31, 2010 and December 31, 2009, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, were $62,958,867 and $58,203,437 of ordinary income, respectively.

Information on the tax components of net assets as of December 31, 2010 is as follows:

				Net Tax		Undistributed
Cost of			Net Tax	Unrealized		Long-Term
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation	Other	Capital Gains/
for Tax	Unrealized	Unrealized	Appreciation	on Foreign	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	on Investments	Currency	Differences	Capital Loss)

$1,040,845,876	$135,111,958	$(102,009,819)	$33,102,139	$(27,835)	$—	$425,371,607

7.	Borrowings
The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2010, there were borrowings in the amount of $68,698,500 on the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2010 was $38,135,539 with a related weighted average interest rate of 0.94%. The maximum amount outstanding for the year ended December 31, 2010, was $68,698,500.

8.	Capital
During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued no common shares in December 31, 2010 and 2009, respectively. At December 31, 2010, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding.

At December 31, 2010, the Trust had no shares of auction rate preferred securities outstanding.

9.	Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	Subsequent Events
On February 15, 2011, ING Group N.V. announced that it reached an agreement to sell the majority of its ING Real Estate Investment Management (“REIM”) business to CB Richard Ellis Group, Inc. The REIM business includes ING Clarion Real Estate Securities LLC which serves as the Advisor to the Trust. The transaction is expected to close in the second half of 2011. At closing, the Investment Management Agreement between the Trust and the Advisor will automatically terminate in accordance with the terms of the Investment Company Act. The Board of Trustees has scheduled a Special Meeting on March 8, 2011, to determine whether to continue the Trust’s relationship with the Advisor in consideration of the Advisor’s pending change of control. Management of the Trust currently expects that the Board of Trustees will approve a new Investment Management Agreement with the Advisor. A new Investment Management Agreement must be approved by the Trust’s shareholders. Management anticipates that a Special Meeting of Shareholders will be held in the next few months for the purpose of such approval.

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Advisor has evaluated subsequent events and has determined there were no additional events that required recognition or disclosure in the Trust’s financial statements.

ANNUAL REPORT 2010 17

Report of Independent
Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
ING Clarion Global Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Global Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Trust’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Clarion Global Real Estate Income Fund at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 25, 2011

18 ING Clarion Global Real Estate Income Fund

Supplemental Information (unaudited)

Federal Income Tax Information
Qualified dividend income of as much as $6,667,512 was received by the Trust through December 31, 2010. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 0.47% of ordinary income distributions for the year ended December 31, 2010 qualified for the corporate dividends-received deduction.

In February 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Corporate Governance
The Fund has adopted an audit committee charter, which will be made available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2010 to the New York Stock Exchange (“NYSE”) on November 19, 2010 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Result of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on October 27, 2010.

With regard to the election of the following Trustees of the Fund:

	Number of Shares	Number of Shares
	In Favor	Withheld

Richard L. Sutton	103,055,546.354	2,665,800.324

	Number of Shares	Number of Shares
	In Favor	Withheld

John R. Bartholdson	102,942,871.207	2,778,475.471

The other Trustees of the Fund whose terms did not expire in 2010 are Asuka Nakahara, T. Ritson Ferguson, Frederick Hammer and Jarrett B. Kling. Mr. Kling voluntarily resigned from the Board of Trustees effective December 31, 2010.

ANNUAL REPORT 2010 19

Supplemental Information continued

Trustees
The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 51	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Chief Investment Officer of ING Clarion Real Estate Securities, LLC.	1

Jarrett B. Kling*+ 201 King of Prussia Road Radnor, PA 19087 Age: 67	3 years/ since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, LLC.	1	Trustee of The Hirtle and Callaghan Trust (since 1995); Board of Old Mutual Advisor Funds (since 2005); Old Mutual Funds III (2008-2009).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 55	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 74	3 years/ since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee.	1	Serves on the Boards of Inter-Atlantic Financial, Inc. (since 2007); E-Duction, Inc. (2005-2008), Avalon Insurance Holdings, Inc. (since 2006) and Homeowners Insurance Corp. (since 2006); Director of US Fiduciary Corp. (2006-2009); Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005).

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 75	3 years/ since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (since 2000); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	1	Board of Directors of ING Global Real Estate Securities Ltd. (since 2006).

20 ING Clarion Global Real Estate Income Fund

Supplemental Information continued

Number of
Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

John R. Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 66	3 years/6 years	Trustee/ Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-2007).	1	Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004), and Old Mutual Funds III (2008-2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2011 annual meeting of shareholders; Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2012 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2013 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

+	Mr. Kling voluntarily resigned from the Board of Trustees effective December 31, 2010.

Officers
The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations During
and Position(s) Held	Length of Time	the Past Five Years and
with Registrant	Served	Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 33 Chief Financial Officer	since 2006	Director and Head of Operations of ING Clarion Real Estate Securities, LLC (since 2010); Senior Vice President of ING Clarion Real Estate Securities LLC (2005-2010); Supervising Senior Auditor of Ernst & Young LLP (2000-2005).

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 42 Chief Compliance Officer and Secretary	since 2007	Senior Vice President, General Counsel of ING Clarion Real Estate Securities, LLC (since 2007), Chief Compliance Officer of ING Clarion Real Estate Securities LLC (2007-2010); Attorney in private practice (2006-2007); Vice President and Internal Counsel of SEI Investments Company (2000-2005).

ANNUAL REPORT 2010 21

Supplemental Information concluded

Additional Information
Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)
Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

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ANNUAL REPORT 2010 23

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ING CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John R. Bartholdson

OFFICERS
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

William E. Zitelli
Chief Compliance Officer and
Secretary

INVESTMENT ADVISOR
ING Clarion Real Estate Securities
201 King of Prussia Road
Radnor, PA 19087
888-711-4272

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED SHARES – DIVIDEND PAYING
AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Morgan, Lewis & Bockius, LLP
Washington, DC

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Philadelphia, Pennsylvania

www.ingclarionres.com

Item 2.	Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Fund Officer Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Trust has not amended its Fund Officer Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.
(e) Not applicable.
(f) The Trust’s Fund Officer Code of Ethics is attached hereto as an exhibit.

Item 3.	Audit Committee Financial Expert.
All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John R. Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2009 and fiscal year ended December 31, 2010, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:
2010: $57,500
2009: $57,500
(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2009 and fiscal year ended December 31, 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:
2010: $0
2009: $0

(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2009 and fiscal year ended December 31, 2010 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:
2010: $23,250
2009: $24,875
(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2009 and fiscal year ended December 31, 2010 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:
2010: $0
2009: $0
(e) Audit Committee Pre-Approval Policies and Procedures.
     (i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.
     “Related Entities” means (i) ING Clarion Real Estate Securities, LLC (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.
     Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.
     Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.

     Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the fiscal year ended December 31, 2009 and fiscal year ended December 31, 2010 are as follows:
2010: $248,801
2009: $143,777
(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.
(a) The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John R. Bartholdson.
(b) Not applicable.

Item 6.	Investments.
(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Trust’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	As of March 8, 2011: T. Ritson Ferguson Chief Executive Officer and Chief Investment Officer, ING Clarion Real Estate Securities, LLC since 1991

Steven D. Burton
Managing Director, ING Clarion Real Estate Securities, LLC since 1995
Member of the Advisor’s global portfolio management team with responsibilities including the oversight of the European real estate securities research team.

Joseph P. Smith
Managing Director, ING Clarion Real Estate Securities, LLC since 1997
Member of the Advisor’s global real estate research team responsible for oversight of the Americas real estate securities research team.
Other Accounts Managed (as of December 31, 2010). The Portfolio Managers are also collectively responsible for the day-to-day management of the Advisor’s other accounts, as indicated by the following table. As Chief Investment Officer of the Advisor, Mr. Ferguson provides oversight for all of the Advisor’s accounts.

				Managed with	Managed with
		Number of	Total Assets	Advisory Fee Based	Advisory Fee Based
Name of Portfolio Managers	Type of Accounts	Accounts Managed	in the Accounts	on Performance	on Performance
T. Ritson Ferguson	Registered Investment Companies	26	$13,808,600,000	1	$162,700,000
	Other Pooled Investment Vehicles	13	$1,266,200,000	3	$325,300,000
	Other Accounts	65	$4,379,900,000	3	$781,100,000

Steven D. Burton	Registered Investment Companies	24	$12,586,700,000	1	$162,700,000
	Other Pooled Investment Vehicles	9	$731,300,000	0	$0
	Other Accounts	49	$3,744,000,000	2	$752,800,000

Joseph P. Smith	Registered Investment Companies	22	$13,095,400,000	1	$162,700,000
	Other Pooled Investment Vehicles	13	$1,266,200,000	3	$325,300,000
	Other Accounts	60	$3,860,500,000	3	$781,100,000

Potential Conflicts of Interest.
          The portfolio managers may be subject to potential conflicts of interest because the portfolio managers are responsible for other accounts in addition to the Trust. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance company separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio managers’ various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio managers’ accounts.
          A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
          The portfolio managers may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio managers may have adverse consequences for another account managed by the portfolio managers. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Trust maintained its position in that security.
          A potential conflict may also arise when the portfolio managers are responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio managers to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
          The Advisor recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the Advisor’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the Advisor’s employees (contained in the Advisor’s Code of Ethics).
Compensation.
          There are three pieces of compensation for the portfolio managers — base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. The Advisor currently retains a significant percentage of its pretax profits, including a portion of performance fees earned, as an incentive compensation pool for employees, payable in part on a deferred basis. The incentive compensation arrangements are intended to maintain total compensation for key employees at levels competitive to those in the marketplace. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage. The benchmark most relevant to the Trust is the S&P Developed Property Index, although portfolio manager compensation is not tied to performance of the Trust. Compensation is not based on the level of Trust assets.
Ownership of Trust Shares.
          The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2010.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$500,001-$1,000,000

Steven D. Burton	$50,001-$100,000

Joseph P. Smith	$10,001-$50,000
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.

Item 10.	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11.	Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Fund Officer Code of Ethics.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Proxy Voting Policies and Procedures.
(d) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(1)	The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) ING Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson
Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	March 8, 2011
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson
Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	March 8, 2011

By:	/s/ Jonathan A. Blome
Name:	Jonathan A. Blome
Title:	Chief Financial Officer

Date:	March 8, 2011